===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2005

                            NORTHWAY FINANCIAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                              --------------------

  New Hampshire            000-23129                         04-3368579
  -------------            ---------                         ----------
(State or other            Commission file number            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)

                          9 Main Street
                          Berlin New Hampshire              03570
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (603)752-1171

                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                              --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 8.01.  Other Events.

         Northway Financial, Inc. (the "Registrant") announced today that the Boards of Directors of its two subsidiary banks, The Berlin City Bank, Berlin, New Hampshire ("BCB") and The Pemigewasset National Bank of Plymouth, New Hampshire, ("PNB") had each approved a bank merger agreement pursuant to the terms of which PNB would be merged (the "Merger") with and into BCB and BCB's name, as the resulting bank, would be simultaneously changed to "Northway Bank." The Registrant, in its capacity as sole stockholder of each of BCB and PNB also approved the Merger.

         The Merger, which is an internal corporate reorganization, is designed to strengthen the Registrant's and its subsidiaries' marketing initiatives under a unified name and logo and is also expected to result in certain cost savings through, for example, elimination of duplicative governmental filings and certain back-office expenses. Completion of the Merger remains subject to approval by the Federal Deposit Insurance Corporation and the Commissioner of the New Hampshire Banking Department. The Merger is expected to be consummated on or about October 1, 2005.






                  [Remainder of page left blank intentionally]

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                            NORTHWAY FINANCIAL, INC.


Dated: May 31, 2005                         By: \S\Richard P. Orsillo
                                            ---------------------------------
                                            Richard P. Orsillo
                                            Senior Vice President and
                                            Chief Financial Officer